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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report: November 30, 2016
(Date of earliest event reported)
OCI Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-36098	90-0936556
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Mailing Address: P.O. Box 1647 Nederland, Texas 77627	Physical Address: 5470 N. Twin City Highway Nederland, Texas 77627
(Address of principal executive offices and zip code)
(409) 723-1900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01	Entry into a Material Definitive Agreement.
Amendment No. 7 to Term Loan Credit Agreement
The description of the TLCA Amendment No. 7 (as defined below) provided under Item 2.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference. A copy of the TLCA Amendment No. 7 is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Intercompany Term Facility
The description of the Intercompany Term Facility (as defined below) provided under Item 2.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference. A copy of the Intercompany Term Facility is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Intercompany Revolving Facility
The description of the Intercompany Revolving Facility (as defined below) provided under Item 2.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference. A copy of the Intercompany Revolving Facility is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Amendment No. 7 to Term Loan Credit Agreement
On November 30, 2016, OCI Beaumont LLC (“OCIB”), OCI Partners LP (the “Partnership”) and OCI USA Inc. (“OCI USA”) entered into Amendment No. 7 (the “TLCA Amendment No. 7”) to the Term Loan Credit Agreement dated as of August 20, 2013 (as previously supplemented by that certain Credit Agreement Joinder, dated as of October 18, 2013, as previously amended by that certain Amendment No. 1 dated as of November 27, 2013, that certain Amendment No. 2 and Waiver dated as of April 4, 2014, that certain Amendment No. 3 dated as of June 13, 2014, that certain Amendment No. 4 dated as of March 12, 2015, that certain Incremental Term Loan Commitment Agreement dated as of July 2, 2015, that certain Amendment No. 5 and Waiver dated as of October 16, 2015, that certain Amendment No. 6 dated as of March 17, 2016 and as so amended by TLCA Amendment No. 7, the “Term Loan B Credit Facility”) with Bank of America, N.A., as administrative agent, and the other lenders party thereto. The TLCA Amendment No. 7, among other things, (i) increased the maximum consolidated senior secured net leverage ratio covenant (a)from 5.00 to 6.25 for the quarter ending March 31, 2017, (b) from 1.75 to 5.50 for the quarters ending June 30, 2017 and September 30, 2017, (c) from 1.75 to 5.25 for the quarter ending December 31, 2017, and (d) from 1.75 to 4.75 for the quarter ending March 31, 2018 and for each fiscal quarter ending thereafter, (ii) decreased the minimum consolidated interest coverage ratio covenant (a) from 2.50 to 1.25 for the quarters ending December 31, 2016 and March 31, 2017, (b) from 5.00 to 1.50 for the quarter ending June 30, 2017, (c) from 5.00 to 1.75 for the quarter ending September 30, 2017 and (d) from 5.00 to 2.25 for the quarter ending December 31, 2017 and for each fiscal quarter ending thereafter, and (iii) amended the calculation of the interest coverage ratio by excluding interest recorded on subordinated debt from the calculation. In addition, OCIB has agreed to prepay $200.0 million of term loans under the Term Loan B Credit Facility with the proceeds of a borrowing under the Intercompany Term Facility referred to below, and the lenders consenting to TLCA Amendment No. 7 have agreed to waive the 2% premium otherwise applicable to such prepayment.
The foregoing description of the TLCA Amendment No. 7 is not complete and is qualified in its entirety by reference to the full text of the TLCA Amendment No. 7, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 2.03 by reference.
Intercompany Term Facility
On September 15, 2016, the intercompany loan agreement between OCIB and OCI Fertilizer International B.V. (“OCI Fertilizer”) was terminated and replaced with an intercompany term facility agreement with OCI USA. On November 30, 2016, the intercompany term facility agreement was amended and restated (as so amended and restated, the “Intercompany Term Facility”) to provide for the option by OCIB to pay PIK Interest (as described below). The Intercompany Term Facility became effective on November 30, 2016 and has a borrowing capacity of $200.0 million and a maturity date of January 20, 2020. The Borrowings under the Intercompany Term Facility are subordinated to the Term B-3 Loans under the Term Loan B Credit Facility and the Revolving Credit Agreement dated as of April 4, 2014 (as amended, the “Revolving Credit Facility”) with Bank of America, N.A., as administrative agent, and the other lenders party thereto. Borrowings under the Intercompany Term Facility bear interest at a rate equal to the sum of (i) the rate per annum applicable to the Term B-3 Loans (including as such per annum rate may fluctuate from time to time in accordance with the terms of the agreement governing the Term Loan B Credit Facility), plus (ii) 0.25%. Such interest is payable on or before the date that is two business days after each payment of interest under the Term Loan B Credit Facility either, at the election of OCIB, (i) in cash or (ii) in-kind (“PIK Interest”) on which date (in the case of PIK Interest) such accrued interest shall be added to the principal amount of the loan outstanding and accrue interest as set forth in the Intercompany Term Facility.
The foregoing description of the Intercompany Term Facility is not complete and is qualified in its entirety by reference to the full text of the Intercompany Term Facility, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated into this Item 2.03 by reference.
Intercompany Revolving Facility
On September 15, 2016, the intercompany revolving facility agreement between OCIB and OCI Fertilizer was terminated and replaced with an intercompany revolving facility agreement with OCI USA Inc. (the “Intercompany Revolving Facility”), which became effective on November 30, 2016. The Intercompany Revolving Facility has a borrowing capacity of $40.0 million and a maturity date of January 20, 2020. The amount that can be drawn under the Intercompany Revolving Facility is limited by the Revolving Credit Facility to $40.0 million minus the amount of indebtedness outstanding under the Revolving Credit Facility. Borrowings under the Intercompany Revolving Facility bear interest at a rate equal to the sum of (i) the rate per annum applicable to the Revolving Credit Facility (including as such per annum rate may fluctuate from time to time in accordance with the terms of the agreement governing the Revolving Credit Facility), plus (ii) 0.25%. OCIB pays a commitment fee to OCI USA under the Intercompany Revolving Facility on the undrawn available portion at a rate of 0.5% per annum. The Intercompany Revolving Facility is subordinated to indebtedness under the Term Loan B Credit Facility and the Revolving Credit Facility.

Item 7.01	Regulation FD Disclosure
On November 30, 2016, the Partnership issued a press release in which it announced the entering into of TLCA Amendment No. 7 and the effectiveness of the Intercompany Term Facility and the Intercompany Revolving Facility. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information furnished pursuant to Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1
Amendment No. 7, dated as of November 30, 2016, among OCI Beaumont LLC, OCI USA Inc., OCI Partners LP, Bank of America, N.A., as administrative agent, and the other lenders party thereto, to the Term Loan Credit Agreement dated as of August 20, 2013

10.2	Amended and Restated Intercompany Term Facility Agreement, effective November 30, 2016, among OCI Beaumont LLC and OCI USA Inc.

10.3	Intercompany Revolving Facility Agreement, dated as of September 15, 2016, among OCI Beaumont LLC and OCI USA Inc.

99.1	Press Release of OCI Partners LP, dated November 30, 2015

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCI Partners LP

By: OCI GP LLC, its general partner

Dated: November 30, 2016	By:	/s/ Frank Bakker
Frank Bakker
President and Chief Executive Officer